Portfolio 21 Investments

Supplement dated March 14, 2012 to
Prospectus and SAI dated October 31, 2011

Please note that effective immediately, Leslie Christian is no longer a member of the portfolio management team of Portfolio 21 Investments.  All references to Leslie Christian in Portfolio 21 Fund’s Prospectus and Statement of Additional Information (SAI) are hereby deleted.

Please retain this Supplement with the Prospectus and SAI.